UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 8, 2010

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33219 Forest West Street Magnolia, TX	77354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

Golf Trust of America, Inc.
 10 N. Adger’s Wharf
 Charleston, SC  29401
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                      Material Modification to Rights of Security Holders.

On March 8, 2010, Articles of Amendment became effective which changed the name of the Registrant from Golf Trust of America, Inc. to Pernix Therapeutics Holdings, Inc. and clarified the authority of the Registrant's Board of Directors to effect reverse stock splits without shareholder approval to the extent permitted by law.  A copy of the Articles of Amendment is being furnished as Exhibit 3.1 to this Report.

Also effective on March 8, 2010, the Registrant's board of directors unanimously approved a reverse split of its common stock at a ratio of one share for each two shares outstanding immediately prior to the reverse split.  Articles of Amendment effecting the reverse split became effective on March 8, 2010.  A copy of the Articles of Amendment is being furnished as Exhibit 3.2 to this Report.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided under Item 3.03 to this Report is incorporated into this Item 5.03 by reference.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On March 8, 2010, a special meeting of the Registrant’s stockholders was held in which the holders of Registrant's stock approved the four merger-related proposals described in the Registrant's definitive proxy statement filed with the Commission on February 24, 2010.  Those proposals are as follows:

Proposal 1: the issuance of 20,900,000 shares (as adjusted to reflect the one-for-two reverse stock split) of the Registrant’s common stock to the former stockholders of Pernix Therapeutics, Inc. in the merger;

Proposal 2: an amendment to the Registrant’s Articles of Incorporation to change its corporate name to Pernix Therapeutics Holdings, Inc.;

Proposal 3: an amendment to the Registrant’s Articles of Incorporation to enable its board of directors to effect reverse stock splits without stockholder approval to the full extent permitted by law; and

Proposal 4: approval of the 2009 Stock Incentive Plan.

The voting results for Proposals 1, 2, 3 and 4 were as follows:

Proposal	# of Votes For	# of Votes Against	# of Abstentions
Proposal 1	5,718,078	47,919	870
Proposal 2	5,720,403	46,030	434
Proposal 3	5,713,404	52,233	1,230
Proposal 4	5,187,288	570,598	8,981

The Registrant is not aware of any broker non-votes having been cast because none of the proposals were routine proposals and therefore brokers did not have the discretionary authority to vote uninstructed shares.

On March 8, 2010, the Registrant distributed a press release announcing the results of the voting at the special meeting.  A copy of the press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this Report:

Exhibit No.	Description

3.1*	Articles of Amendment filed March 8, 2010, changing our name and clarifying our Board's authority to effect reverse stock splits without shareholder approval to the extent permitted by law
3.2*	Articles of Amendment filed March 8, 2010, effecting a reverse split of our common stock
4.1
Articles of Amendment filed March 8, 2010, changing our name and clarifying our Board's authority to effect reverse stock splits without shareholder approval to the extent permitted by law (incorporated herein by reference from Exhibit No. 3.1 to this Report)

4.2	Articles of Amendment filed March 8, 2010, effecting a reverse split of our common stock (incorporated herein by reference from Exhibit No. 3.2 to this Report)
99.1*	Copy of the press release dated March 8, 2010

* Filed herewith.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. The Registrant desires to take advantage of these “safe harbor” provisions with regard to the forward-looking statements in this Current Report on Form 8-K and in the documents that are incorporated herein by reference. These forward-looking statements reflect our current views with respect to future events and financial performance. Specifically, forward-looking statements may include:

●	projections of revenues, expenses, income, income per share, net interest margins, asset growth, loan production, asset quality, deposit growth and other performance measures;

●	statements regarding expansion of operations, including entrance into new markets and development of products; and

●	statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements express our best judgment based on currently available information and we believe that the expectations reflected in our forward-looking statements are reasonable.

By their nature, however, forward-looking statements often involve assumptions about the future. Such assumptions are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. As such, we cannot guarantee you that the expectations reflected in our forward-looking statements actually will be achieved. Actual results may differ materially from those in the forward-looking statements due to, among other things, the following factors:

●	changes in general business, economic and market conditions;

●	volatility in the securities markets generally or in the market price of the Registrant’s stock specifically; and

●	the risks outlined below in the section entitled “Risk Factors.”

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except as required by law, the Registrant does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned hereunto duly authorized.

Pernix Therapeutics Holdings, Inc.
(Registrant)

Date: March 12, 2010	By:	/s/ Tracy S. Clifford
Tracy S. Clifford
Principal Financial Officer

Exhibits

Exhibit No.	Description

3.1*	Articles of Amendment filed March 8, 2010, changing our name and clarifying our Board's authority to effect reverse stock splits without shareholder approval to the extent permitted by law
3.2*	Articles of Amendment filed March 8, 2010, effecting a reverse split of our common stock
4.1
Articles of Amendment filed March 8, 2010, changing our name and clarifying our Board's authority to effect reverse stock splits without shareholder approval to the extent permitted by law (incorporated herein by reference from Exhibit No. 3.1 to this Report)

4.2	Articles of Amendment filed March 8, 2010, effecting a reverse split of our common stock (incorporated herein by reference from Exhibit No. 3.2 to this Report)
99.1*	Copy of the press release dated March 8, 2010

* Filed herewith.